                                                                    EXHIBIT (23)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1999, incorporated by reference in this Form 10-K for the year ended December 31, 1998, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statements File No. 33-36976 and File No. 33-62021.



ARTHUR ANDERSEN LLP


/s/ ARTHUR ANDERSEN LLP


Houston, Texas
March 25, 1999